UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

630 Fifth Avenue

Suite 820

New York, New York 10111

Name and address of agent for service:

Central Securities Corporation, Wilmot H. Kidd, President

630 Fifth Avenue

Suite 820

New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

EIGHTY-FIFTH ANNUAL REPORT

2013

SIGNS OF THE TIMES

     “Washington has always had a permanent establishment of politicians, lobbyists and journalists. But this class has exploded in size in recent decades, and has become more introspective and self-serving. The news media have produced a hydra of talking heads who are forever yelling at each other (debate) or pontificating about who is up and who is down (analysis). The lobbying industry has spent billions greasing the revolving door: in 2009 alone, special interests spent $3.47 billion lobbying the federal government. In 1974 3% of retiring policymakers became lobbyists. Now 50% of senators and 42% of congressmen do.” (The Economist, August 24, 2013)

     “According to one of a series of exhaustive studies done by the McKinsey & Co. consulting firm, we spend more on health care than the next 10 biggest spenders combined: Japan, Germany, France, China, the U.K., Italy, Canada, Brazil, Spain and Australia. We may be shocked at the $60 billion price tag for cleaning up after Hurricane Sandy. We spent almost that much last week on health care. We spend more every year on artificial knees and hips than what Hollywood collects at the box office. We spend two or three times that much on durable medical devices like canes and wheelchairs, in part because a heavily lobbied Congress forces Medicare to pay 25% to 75% more for this equipment than it would cost at Walmart.” (Steve Brill, Time Magazine, March 4, 2013)

     “Not all government debt is created equal. Some governments get a much better deal than others, and no one gets a better deal than the United States.

     “The United States borrows in its own currency, and it borrows at extremely low interest rates. It also borrows under its own laws, an often overlooked advantage. Such a situation makes default - or at least involuntary default - impossible because the government can print dollars if need be. The value of the dollars it repays may be less than the value of the dollars it borrows, but that is a risk the lenders accept. The United States could change its laws, but it is trusted not to abuse that right.” (Floyd Norris, The New York Times, October 10, 2013)

     “How many stocks are in the Wilshire 5000 index? Yes, it’s a trick question, and yes the answer will likely surprise you: 3,609.

     “It might surprise readers to know that there are many fewer U.S. publicly traded stocks available for purchase today than there were in the late 1990s. The total number of companies whose shares are listed on U.S. exchanges is about 5,000, roughly a 40% drop from nearly 9,000 in 1997, according to the World Federation of Exchanges.

     “The total market value of the U.S. major stock exchanges was about $20.9 trillion at the 2007 high, when the S&P 500 high was 1565. Now the total market value is now just 2% higher at $21.4 trillion, but with fewer stocks, and the S&P 500 index is 15% higher at around 1800.

     “There are far fewer individual stocks out there, but they are being chased by much more money. We’re not suggesting this as the driving force behind the market’s rise to heights, as the last bear market happened even as the number of stocks was declining.” (Vito J. Racanelli, Barron’s, November 25, 2013)

[ 2 ]

CENTRAL SECURITIES CORPORATION

     (Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
Year Ended December 31,	Total net assets	Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of year
			Ordinary income*	Long-term capital gains*
1988	$118,930,727	$11.77						$25,718,033
1989	129,376,703	12.24	$.35	$.65	**	$1.00	**	38,661,339
1990	111,152,013	10.00	.20	.50	**	.70	**	25,940,819
1991	131,639,511	11.87	.14	.56	**	.70	**	43,465,583
1992	165,599,864	14.33	.20	.66		.86		70,586,429
1993	218,868,360	17.90	.18	1.42		1.60		111,304,454
1994	226,639,144	17.60	.22	1.39		1.61		109,278,788
1995	292,547,559	21.74	.33	1.60		1.93		162,016,798
1996	356,685,785	25.64	.28	1.37		1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151

Dividends and distributions for the 25-year period:			$7.28	$36.12		$43.40

*	Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.
**	Includes non-taxable returns of capital of $.56 in 1989, $.47 in 1990, $.11 in 1991 and $.55 in 2001.

     The Common Stock is listed on the NYSE MKT under the symbol CET. On December 31, 2013, the closing market price was $21.72 per share.

[ 3 ]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

Central’s results to December 31, 2013 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	28.36%	28.40%	32.36%
5 Year	15.91%	15.70%	17.91%
10 Year	9.14%	8.70%	7.39%
15 Year	7.85%	7.81%	4.67%
20 Year	11.10%	10.70%	9.20%
25 Year	12.53%	12.78%	10.23%

Value of $10,000 invested for a 25-year period	$191,089	$202,279	$115,014

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[ 4 ]

To the Stockholders of

     Central Securities Corporation:

     Financial statements for the year 2013, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	December 31, 2013	December 31, 2012
Net assets	$648,261,868	$569,465,087
Net assets per share of Common Stock	26.78	24.53
Shares of Common Stock outstanding	24,207,823	23,218,307

Comparative operating results are as follows:
	Year 2013	Year 2012
Net investment income	$2,343,328	$12,226,721
Per share of Common Stock	.10 *	.53 *
Net realized gain from investment transactions	82,530,787	8,683,497
Increase (decrease) in net unrealized appreciation
of investments	58,294,035	(7,970,850)
Increase in net assets resulting from operations	143,168,150	12,939,368

* Per-share data are based on the average number of Common shares outstanding during the year.

     The Corporation declared two distributions to holders of Common Stock in 2013, $.20 per share paid on June 25 in cash and $3.50 per share paid on December 26 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $3.70 paid, $.12 represents ordinary income and $3.58 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the distribution paid in December, the holders of 40% of the outstanding shares of Common Stock elected stock, and they received 1,545,204 Common shares at a price of $20.97 per share.

     During 2013, the Corporation purchased 564,227 shares of its Common Stock at an average price of $22.62 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

[ 5 ]

     In 2013, Central’s net asset value per share, adjusted for the reinvestment of dividends and distributions, increased by 28.4% compared with an increase in the S&P 500 Index of 32.4%. Central’s shares also returned 28.4% as the discount at which the stock sells in relation to its net asset value was virtually unchanged. Significant contributors to our results for the year were, in order of importance, The Plymouth Rock Company Inc., Coherent, Inc., Agilent Technologies, Inc., Intel Corporation and The Bank of New York Mellon Corporation. The only major detractor was Brady Corporation which has experienced some disruption in its catalog and e-commerce businesses. In addition, Plymouth Rock did not pay a dividend in 2013, which resulted in a significant reduction in Central’s net investment income.

     The table that follows shows long-term results and compares our returns on an annualized basis with those of the S&P 500.

Years	NAV Return	Market Return	S&P 500 Return
5	15.9%	15.7%	17.9%
10	9.1%	8.7%	7.4%
20	11.1%	10.7%	9.2%
30	12.2%	12.0%	11.1%

     We made a number of significant investment changes during the year. Most importantly, we sold back to Plymouth Rock 35,000 shares of its stock for $92,750,000. Altogether, in a series of transactions, Plymouth Rock repurchased 55,300 shares of its common stock from Central and other holders, representing approximately 30% of shares outstanding. As a result of these transactions, Central’s percentage ownership of Plymouth Rock declined by 29% to 27%, less than the approximate 50% reduction in the number of shares held by Central.

     Other major dispositions in 2013 included the sale of all our holdings of Precision Castparts Corp., Convergys Inc., Devon Energy Corp., and Xerox Corporation. We added ten new investments, the most significant of which was Capital One Financial Corporation. We also increased seven existing positions. Central ended the year with thirty-seven investments, the ten largest of which are shown on page eight of this report. After our year-end distribution to stockholders, our cash and short-term investment position amounted to $73 million compared with $34 million a year earlier.

     We expect that Plymouth Rock’s 2013 annual report to stockholders will be available in April at www.prac.com/about-us/financial/annual-reports. We anticipate good results for two reasons. First, Mother Nature was cooperative and the weather was benign, and second, the company realized significant capital gains from the sale of investments, particularly its investment in Homesite Insurance Group.

     Over its entire twenty-nine year history, Plymouth Rock’s book value rate of return including dividends and accumulated equity has been 18.1% (as of year-end 2012). Over the past five years, as shown below, the return has slowed to 12.7%, although, if 2013 results are as anticipated, that return should be higher as of year-end 2013.

[ 6 ]

Year	Book Value per Share	Dividends per Share
2012	$2,215	$116
2011	$1,994	$111
2010	$1,951	$136
2009	$1,816	$85
2008	$1,543	$85
2007	$1,514	$72

     Returns to insurance company owners can be thought of as coming from two “buckets”: (1) the results from the insurance company’s underwriting operations and (2) the results of the investment of its assets, including the amount provided by the “float” or reserves held for the payment of future claims. These returns must be viewed in a long-term perspective because of the inherently cyclical nature of the underwriting business. Our stockholders often ask, “What are the plans for Central’s investment in Plymouth Rock?” We think management has proven itself to be capable in its underwriting and adept in its investment activity. Consequently, we plan to participate as a Plymouth Rock stockholder in what we hope will be continued growth in book value and dividends to shareholders. That being said, we may reduce our holding from time to time as we would with any investment depending on circumstances.

     Equity markets moved up strongly in 2013 and ended the year with a “bang.” A number of favorable economic reports engendered confidence in investor’s minds. Noteworthy was an increase in industrial production signifying, to some observers, a possible emerging industrial revival in the United States. The threat from low wage countries such as China is fading as they experience sharp wage increases. From the end of the recent financial crisis until 2013, the equity markets “climbed a wall of worry,” but investor confidence seemed to return in the second half of last year. By December, the Federal Reserve, according to minutes of its meeting that month, had begun to discuss the potential risk of inflated asset prices.

     Central’s investment philosophy continues to be based on long-term value investing combined with a policy of remaining generally fully invested. We seek to own companies that we know and understand and which have favorable long-term prospects. We consider management to be particularly important and see the effective deployment of free cash flow as a good way to gauge management performance. To paraphrase John Maynard Keynes, we try to find new investments available at a reasonable price in relation to probable and potential intrinsic value over a period of years into the future and then hold them through the inevitable market ups and downs until they successfully mature or prove to be mistakes. Central has historically used this approach as opposed to a trading philosophy in which purchases and sales are made according to the current economic outlook. We believe that Central’s ability to take a long-term view and look out three to five years will continue to be advantageous for shareholders.

     Stockholder inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

[ 7 ]

TEN LARGEST INVESTMENTS

December 31, 2013

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company, Inc.	$ 0.9	$110.9	17.1%	1982
Plymouth Rock underwrites and services around $1 billion in automobile and homeowner’s premiums in the Northeast. It was founded in 1982 and has grown both organically and through acquisitions.
Coherent, Inc.	17.5	49.1	7.6	2007
Coherent is a leading producer of commercial and scientific laser systems and components with over $800 million in sales to diverse end-markets.
Intel Corporation	16.3	38.7	6.0	1986
Intel is the world’s largest semiconductor chip maker, based on revenue of $53 billion. It develops advanced integrated circuits for industries such as computing and communications.
Agilent Technologies, Inc.	12.6	33.7	5.2	2005
Agilent, with $6.8 billion in sales, makes test, measurement, monitoring and analytical instruments for the life sciences, chemical analysis and electronics markets.
The Bank of New York Mellon Corporation	18.3	32.3	5.0	1993
Bank of New York is a global leader in custodial services, securities processing and asset management with $28 trillion in assets under custody and $1.6 trillion under management.
Analog Devices, Inc.	8.8	30.6	4.7	1987
Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing, and has $2.6 billion in global product sales to industrial, communications, consumer, automotive & computer end-markets.
Capital One Financial Corporation	13.0	18.4	2.8	2013
Capital One is one of the 10 largest banks in the US based on deposits, serving approximately 45 million customer accounts and generating revenues of over $22 billion.
Brady Corporation	1.2	18.2	2.8	1984
Brady produces high-performance labels and signs, safety devices, and printing systems and software used to identify and protect people, places and property. Brady has sales of around $1.2 billion from its more than 50,000 products.
Murphy Oil Corporation	0.9	18.2	2.8	1974
Murphy Oil is an independent oil and gas exploration and production company. It has around $11 billion in sales, with a global portfolio of onshore and offshore assets.
Motorola Solutions, Inc.	11.8	17.6	2.7	2000
Motorola Solutions, with sales of $8.7 billion, is a leading provider of emergency-response and mission-critical communication infrastructure, devices, software and services to governments and enterprises globally.

[ 8 ]

DIVERSIFICATION OF INVESTMENTS

December 31, 2013

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2013	2012(a)
Common Stocks:
Insurance	2	$4,795,405	$114,911,600	17.7%	28.8%
Technology Hardware and Equipment	5	51,549,091	81,207,321	12.5	11.1
Semiconductor	3	32,305,678	79,411,608	12.3	13.5
Banking and Finance	4	46,046,828	68,235,300	10.5	4.9
Health Care	3	29,098,885	55,230,100	8.5	7.0
Diversified Industrial	3	8,552,352	39,382,793	6.1	10.9
Energy	4	15,443,041	35,396,100	5.5	7.8
Retailing	4	24,038,099	30,629,300	4.7	2.9
Software and Services	3	19,982,533	21,783,597	3.4	3.8
Other	5	34,085,645	45,081,209	6.9	3.7
Preferred Stocks:
Energy	1	2,027,220	2,634,000	0.4	0.4
Short-Term Investments:
U.S. Treasury Bills	4	59,997,064	59,997,064	9.3	0.0

(a) Certain balances from 2012 have been adjusted to conform to 2013 presentation.

PRINCIPAL PORTFOLIO CHANGES

     October 1 to December 31, 2013

(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held December 31, 2013
Alleghany Corporation	10,000		10,000
Cameco Corporation	50,000		150,000
CEVA, Inc.		161,000	668,900
Citigroup Inc.	140,000		140,000
Coherent, Inc.		19,300	660,000
Convergys Corporation		397,743	—
eBay Inc.	121,500		121,500
GeoMet, Inc. Series A Convertible Redeemable
Preferred Stock	9,216(a)		304,157
International Business Machines Corporation	30,000		50,000
Mindspeed Technologies, Inc.		1,500,000	—
Oracle Corporation	50,000		150,000
Xerox Corporation		100,000	—

(a) Received as a dividend.

[ 9 ]

	STATEMENT OF INVESTMENTS December 31, 2013

Shares		Value

	COMMON STOCKS 88.1%
	Banking and Finance 10.5%
925,000	The Bank of New York Mellon Corporation	$32,319,500
240,000	Capital One Financial Corporation	18,386,400
140,000	Citigroup Inc.	7,295,400
175,000	JPMorgan Chase & Co.	10,234,000
		68,235,300
	Commercial Services 2.9%
150,000	Clean Harbors, Inc, (a)	8,994,000
488,712	Heritage-Crystal Clean, Inc. (a)	10,013,709
		19,007,709
	Diversified Industrial 6.1%
590,000	Brady Corporation Class A	18,248,700
209,750	General Electric Company	5,879,293
110,000	Roper Industries, Inc.	15,254,800
		39,382,793
	Energy 5.5%
250,000	Encana Corporation	4,512,500
280,000	Murphy Oil Corporation	18,166,400
70,000	Murphy USA, Inc. (a)	2,909,200
320,000	QEP Resources, Inc.	9,808,000
		35,396,100
	Health Care 8.5%
590,000	Agilent Technologies, Inc.	33,742,100
200,000	Medtronic, Inc.	11,478,000
200,000	Merck & Co. Inc.	10,010,000
		55,230,100
	Insurance 17.7%
10,000	Alleghany Corporation (a)	3,999,600
34,660	The Plymouth Rock Company, Inc.
	Class A (a)(b)(d)	110,912,000
		114,911,600
	Metals and Mining 2.8%
150,000	Cameco Corporation	3,115,500
400,000	Freeport-McMoRan Copper & Gold Inc.	15,096,000
		18,211,500
	Retailing 4.7%
20,000	Aerogroup International, Inc. (a)(d)	539,400
150,000	Coach, Inc.	8,419,500
400,000	Tesco Plc ADR	6,736,000
260,000	Walgreen Co.	14,934,400
		30,629,300

[ 10 ]

Shares		Value
	Semiconductor 12.3%
600,000	Analog Devices, Inc.	$30,558,000
668,900	CEVA, Inc. (a)	10,180,658
1,490,000	Intel Corporation	38,672,950
		79,411,608
	Software and Services 3.4%
121,500	eBay Inc. (a)	6,666,097
50,000	International Business Machines Corporation	9,378,500
150,000	Oracle Corporation	5,739,000
		21,783,597
	Technology Hardware and Equipment 12.5%
660,000	Coherent, Inc. (a)	49,097,400
500,000	Flextronics International Ltd. (a)	3,885,000
260,000	Motorola Solutions, Inc.	17,550,000
534,900	RadiSys Corporation (a)	1,224,921
3,000,000	Sonus Networks, Inc. (a)	9,450,000
		81,207,321
	Telecommunication Services 1.2%
200,000	Vodafone Group Plc ADR	7,862,000

	Total Common Stocks (cost $265,897,557)	571,268,928

	PREFERRED STOCKS 0.4%
	Energy 0.4%
304,157	GeoMet, Inc. Series A Convertible Redeemable
	Preferred Stock (e) (cost $2,027,220)	2,634,000

	SHORT-TERM INVESTMENTS 9.3%
Principal
	U.S. Treasury Bills 9.3%
$60,000,000	U.S. Treasury Bills 0.002% – 0.051%,
	due 1/9/14 – 3/20/14 (c) (cost $59,997,064)	59,997,064
	Total Investments
	(cost $327,921,841) (f) (97.8%)	633,899,992
	Cash, receivables and other assets
	less liabilities (2.2%)	14,361,876
	Net Assets (100%)	$648,261,868

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940.

(c) Valued based on Level 2 inputs – see Note 2.

(d) Valued based on Level 3 inputs – see Note 2.

(e) Dividends paid in additional shares.

(f) Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to financial statements.

[ 11 ]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013
Assets:
Investments:
General portfolio securities at market value
(cost $267,058,277) (Note 1)	$462,990,928
Securities of affiliated companies (cost $866,500)
(Notes 1, 5 and 6)	110,912,000
Short-term investments (cost $59,997,064)	59,997,064	$633,899,992
Cash, receivables and other assets:
Cash	13,481,530
Dividends receivable	520,532
Receivable for securities sold	517,088
Office equipment and leasehold improvements, net	52,043
Other assets	80,140	14,651,333
Total Assets		648,551,325
Liabilities:
Accrued expenses and reserves	289,457
Total Liabilities		289,457
Net Assets		$648,261,868

Net Assets are represented by:
Common Stock $1 par value: authorized
30,000,000 shares; issued 24,207,823 (Note 3)		$24,207,823
Surplus:
Paid-in	$314,575,933
Undistributed net realized gain on sale
of investments	3,105,538
Undistributed net investment income	394,423	318,075,894
Net unrealized appreciation of investments		305,978,151
Net Assets		$648,261,868

Net Asset Value Per Common Share
(24,207,823 shares outstanding)	$26.78

See accompanying notes to financial statements.

[ 12 ]

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income
Income:
Dividends (net of foreign withholding
taxes of $77,042)	$7,022,252
Interest	10,790	$7,033,042
Expenses:
Investment research	1,784,124
Administration and operations	1,497,303
Occupancy and office operating expenses	560,032
Directors’ fees	225,400
Legal, auditing and tax preparation fees	183,134
Software and information services	101,916
Franchise and miscellaneous taxes	92,866
Stockholder communications and meetings	80,747
Transfer agent, registrar and custodian
fees and expenses	51,303
Miscellaneous	112,889	4,689,714
Net investment income		2,343,328

Net Realized and Unrealized Gain (Loss)
on Investments
Net realized gain from:
Affiliated companies	78,354,637
Unaffiliated companies	4,176,150	82,530,787
Increase in net unrealized appreciation of investments		58,294,035
Net gain on investments		140,824,822

Increase in Net Assets Resulting from
Operations		$143,168,150

See accompanying notes to financial statements.

[ 13 ]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2013 and 2012

	2013	2012
From Operations:
Net investment income	$2,343,328	$12,226,721
Net realized gain from investment transactions	82,530,787	8,683,497
Increase (decrease) in net unrealized appreciation
of investments	58,294,035	(7,970,850)
Increase in net assets resulting from operations	143,168,150	12,939,368

Distributions to Stockholders From:
Net investment income	(2,736,822)	(11,747,485)
Net realized gain from investment transactions	(81,454,103)	(9,851,359)
Decrease in net assets from distributions	(84,190,925)	(21,598,844)

From Capital Share Transactions: (Notes 3 and 9)
Distribution to stockholders reinvested in
Common Stock	32,402,928	6,262,118
Issuance of shares of Common Stock to directors
and employees	177,888	195,154
Cost of treasury stock purchased	(12,761,260)	(2,520,650)
Increase in net assets from capital
share transactions	19,819,556	3,936,622
Total increase (decrease) in net assets	78,796,781	(4,722,854)

Net Assets:
Beginning of year	569,465,087	574,187,941
End of year (including undistributed net investment
income of $394,423 and $780,821, respectively)	$648,261,868	$569,465,087

See accompanying notes to financial statements.

[ 14 ]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2013

Cash Flows from Operating Activities:
Increase in net assets from operations		$143,168,150
Adjustments to increase in net assets
from operations:
Purchases of securities	($89,242,141)
Proceeds from securities sold	195,984,514
Net increase in short-term investments	(59,997,064)
Net realized gain from investments	(82,530,787)
Increase in net unrealized appreciation	(58,294,035)
Non-cash stock compensation	177,888
Depreciation and amortization	47,671
Changes in operating assets and liabilities:
Increase in dividends receivable	(136,795)
Increase in receivable for securities sold	(517,088)
Increase in office equipment and
leasehold improvements	(20,863)
Decrease in other assets	29,127
Increase in accrued expenses and reserves	105,147
Total adjustments		(94,394,426)
Net cash provided by operating activities		48,773,724
Cash Flows from Financing Activities:
Dividends and distributions paid	(56,433,340)
Treasury stock purchased	(12,923,674)
Cash used in financing activities		(69,357,014)
Net decrease in cash		(20,583,290)
Cash at beginning of year		34,064,820
Cash at end of year		$13,481,530

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions
to stockholders		$32,402,928
Issuance of shares of Common Stock to directors
and employees		$177,888

See accompanying notes to financial statements.

[ 15 ]

NOTES TO FINANCIAL STATEMENTS

     1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation—Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates market value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

     2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1—Quoted prices in active markets for identical investments;
•	Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices for similar investments or the use of models or other valuation methodologies such as amortized cost for certain short-term investments;
•	Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include securities in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. and Aerogroup International, Inc.

     The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

     The Corporation’s investments as of December 31, 2013 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$459,817,528	—	$111,451,400	$571,268,928
Preferred stocks	2,634,000	—	—	2,634,000
Short-term investments	—	$59,997,064	—	59,997,064
Total	$462,451,528	$59,997,064	$111,451,400	$633,899,992

     The Corporation’s investment in GeoMet, Inc. Series A Preferred Stock will transfer from Level 1 to Level 2 if there are no actual market trades in the security on a valuation date. The security will transfer back to Level 1 if there are market trades on a subsequent valuation date. On December 31, 2013 and 2012, this investment was considered Level 1, and its value was based on the closing sale price. There were no other transfers of investments between Levels 1, 2 and 3 during the year ended December 31, 2013.

[ 16 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2012	$164,410,200
Net realized gains and change in unrealized appreciation of investments included in increase in net assets from operations	40,189,600
Sales	(93,148,400)
Balance as of December 31, 2013	$111,451,400

     Unrealized appreciation of Level 3 investments held as of December 31, 2013 increased during the year by $29,573,200, which is included in the above table. In valuing Level 3 investments, the Corporation’s management considers the results of various valuation methods. Consideration is also given to corporate governance, marketability, professional appraisals, transaction prices, company and industry results and outlooks, and general market conditions. Management recommends a value for each investment in light of all the information available. This information is presented to and discussed with the Corporation’s Board of Directors, which selects the value. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

     In valuing the Plymouth Rock Level 3 investment as of December 31, 2013, management used a number of significant unobservable inputs to develop a range of possible values for the investment. It used a comparable company approach that applied average market multiples from selected publicly traded companies to financial information from each of Plymouth Rock’s major business segments. The market multiples used were price-to-book value, price-to-earnings and price-to-revenue. Management also used a discounted cash flow model based on a forecasted earnings growth rate ranging from 0-4% and a weighted average cost of capital of 11%. An independent valuation of and transactions in Plymouth Rock’s shares were also considered. The values obtained from weighting the three methods described above (with greater weight given to the comparable company approach) were then discounted by 20% and 40% for the lack of marketability, which represents the range of rates management believes market participants would apply. The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, and its industry outlook, were considered by management, which recommended a value for the investment. All of this information was subsequently considered by the Corporation’s directors, who selected the value.

     Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and earnings growth rate in isolation would result in a higher (lower) range of fair value measurements. Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

     3. Common Stock and Dividend Distributions—The Corporation purchased 564,227 shares of its Common Stock in 2013 at an average price of $22.62 per share representing an average discount from net asset value of 17.4%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     The Corporation declared two distributions to holders of Common Stock in 2013, $.20 per share paid on June 25 in cash and $3.50 per share paid on December 26 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 26 distribution, 588,888 treasury shares were distributed and 956,316 common shares were issued, all at a price of $20.97 per share.

     The tax character of dividends and distributions paid during the year was ordinary income, $2,736,822 and long-term capital gain, $81,454,103; for 2012, they were $11,747,485 and $9,851,359, respectively. As of December 31, 2013, for tax purposes, undistributed ordinary income was $766,145 and undistributed long-term realized capital gain was $3,105,538. Dividends and distributions are determined in accordance with income tax

[ 17 ]

NOTES TO FINANCIAL STATEMENTS — Continued

regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; such adjustments were not material for the year ended December 31, 2013.

     4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2013, excluding option transactions and other short-term investments, were $89,242,141 and $195,984,514, respectively.

     As of December 31, 2013, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $313,763,875 and $7,785,724 respectively.

     5. Affiliated Companies—The Plymouth Rock Company, Inc. is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2013, the Corporation sold 35,120 shares of Plymouth Rock for proceeds of $93,148,400. The President of the Corporation is a director of Plymouth Rock.

     GeoMet, Inc. was an affiliated company as of December 31, 2012. During 2013, the Corporation sold all of its GeoMet common stock for proceeds of $183,255. The Corporation also received dividends of 35,223 additional shares of GeoMet Series A Preferred Stock. GeoMet is no longer an affiliated company as of December 31, 2013.

     6. Restricted Securities—The Corporation from time to time invests in securities the resale of which is restricted. The Corporation does not have the right to demand registration of the restricted securities. On December 31, 2013, such investments had an aggregate value of $111,451,400, which was equal to 17.2% of the Corporation’s net assets. Investments in restricted securities at December 31, 2013, including acquisition dates and cost, were:

Company	Shares	Security	Date Acquired	Cost
Aerogroup International, Inc.	20,000	Common Stock	6/14/05	$ 11,719
The Plymouth Rock Company, Inc.	34,660	Class A Stock	12/15/82	866,500

     7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the year ended December 31, 2013.

     8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2013 was $2,453,950. This amount represents the taxable income to these officers and therefore differs from the amounts included in the accompanying Statement of Operations that are expensed in accordance with generally accepted accounting principles.

     Officers and other employees participate in a 401(k) and profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2013, the Corporation contributed $182,327 related to the plan.

     The Corporation adopted and its stockholders approved an incentive compensation plan (the “2012 Plan”) that is administered by the Corporation’s Compensation and Nominating Committee (the “Committee”). The 2012 Plan permits the grant of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 981,781 remain available for future grants at December 31, 2013. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made under the 2012 Plan may be subject to performance conditions. A summary of awards of unrestricted shares of Common Stock granted and issued in 2013 is presented below. The fair value of unrestricted stock is the average of the high and low prices of the Corporation’s Common Stock on the grant date.

[ 18 ]

NOTES TO FINANCIAL STATEMENTS — Continued

	Officers and employees	Non-employee directors
Number of shares granted	7,600	3,000
Number of shares surrendered for withholding taxes	(2,061)	n/a
Number of shares issued	5,539	3,000
Weighted average grant date fair value	$20.85	$20.80

     Pursuant to the terms of the 2012 Plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at his initial election to the Board of Directors or at his continuation of service as a director after the Corporation’s annual meeting. The aggregate value of these awards made in 2013 was $62,400. This amount plus cash payments of $163,000 made to all non-employee directors are included in Directors’ Fees expense in the accompanying Statement of Operations.

     On December 12, 2012, the Corporation granted a performance-based award to an officer. Achievement of this award is based on the Corporation satisfying at least one of three performance goals determined by the Committee over the period from January 1, 2013 through June 30, 2014 (the “Performance Period”). Two of the performance goals are based on the Corporation’s absolute and relative investment performance and the third is based on its ratio of expenses to average net assets. The maximum amount that can be paid under this grant is $1,000,000, of which a maximum of one-third of this amount relates to each performance goal. The Committee has full discretion to reduce the amount awarded for the achievement of any of the performance goals to zero. The Corporation accrues compensation expense relating to this award ratably during the Performance Period based on management’s estimate of the final amount to be awarded when it believes any of the goals are probable of achievement. For the year ended December 31, 2013, the Corporation accrued $136,166 relating to this award. When the Committee determines the final award amount, which may differ from the amount previously accrued, compensation expense will be adjusted to that amount. Any amount actually awarded may be paid in cash or in Common Stock of the Corporation at the determination of the Committee.

     9. Operating Lease Commitment—The Corporation has extended its operating lease for office space, which was to expire at June 30, 2014, until June 30, 2019. Future minimum rental commitments under the amended lease aggregate $2.0 million as follows: $327,105 in 2014, $374,884 annually in 2015–2018 and $187,442 in 2019. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Under the amended terms, the landlord may terminate the lease after December 31, 2015 with one-year’s notice, in which case the Corporation’s rental commitment would end as of the termination date.

[ 19 ]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2013. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

     The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Cash distributions payable in subsequent years are assumed to be reinvested at the year end market price or net asset value as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value, beginning of year	$24.53	$24.96	$26.06	$22.32	$17.79
Net investment income*	.10	.53	.43	.45	.29
Net realized and unrealized gain (loss)
on securities*	5.85	(.02)	(.53)	4.19	4.89
Total from investment operations	5.95	.51	(.10)	4.64	5.18
Less:
Dividends from net investment income	.12	.51	.43	.45	.33
Distributions from capital gains	3.58	.43	.57	.45	.32
Total distributions	3.70	.94	1.00	.90	.65
Net asset value, end of year	$26.78	$24.53	$24.96	$26.06	$22.32
Per share market value, end of year	$21.72	$19.98	$20.46	$21.97	$17.98
Total return based on market (%)	28.40	1.25	(2.50)	27.14	26.97
Total return based on NAV (%)	28.36	2.70	.18	21.73	30.15
Ratios/Supplemental Data:
Net assets, end of year (000)	$648,262	$569,465	$574,188	$593,524	$504,030
Ratio of expenses to average
net assets (%)	.77	.79	.71	.78	.91
Ratio of net investment income to
average net assets (%)	.38	2.14	1.62	1.92	1.49
Portfolio turnover rate (%)	16.72	3.55	8.07	6.67	7.94

* Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[ 20 ]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
     Central Securities Corporation

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the “Corporation”) as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, NY
February 3, 2014

[ 21 ]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2013 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[ 22 ]

BOARD OF DIRECTORS AND OFFICERS

		Principal Occupations (last five years)
Independent Directors	Age	and Position with the Corporation (if any)
L. PRICE BLACKFORD Director since 2012	62	Managing Director, Scott-Macon, Ltd. (investment banking) since 2013; Sagent Advisors (investment banking); Senior Advisor 2010–2013; Managing Director prior thereto

SIMMS C. BROWNING Director since 2005	73	Retired; Vice President, Neuberger Berman, LLC (asset management) prior thereto; Lead Independent Director, Central Securities Corporation

DONALD G. CALDER Director since 1982	76	Chairman, Clear Harbor Asset Management, LLC since 2010;
President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto. Director, Brown-Forman Corporation (beverages) until 2010,
Carlisle Companies (industrial conglomerate) until 2009 and Roper
		Industries, Inc. (manufacturing) until 2008

DAVID C. COLANDER Director since 2009	66	Professor of Economics, Middlebury College

JAY R. INGLIS Director since 1973	79	Vice President and General Counsel, International Claims Management, Inc.

C. CARTER WALKER, JR. Director since 1974	79	Private investor

Interested Director
WILMOT H. KIDD Director since 1972	72	Chairman and President, Central Securities Corporation; Director, Silvercrest Asset Management Group Inc. since 2012

Other Officers
MARLENE A. KRUMHOLZ	50	Vice President and Secretary, Central Securities Corporation

ANDREW J. O’NEILL	41	Vice President, Central Securities Corporation; Investment Analyst, Central Securities Corporation, 2009 to 2011; Vice President and Senior Analyst, Sanford C. Bernstein & Co. LLC prior thereto

LAWRENCE P. VOGEL	57	Vice President and Treasurer, Central Securities Corporation since 2009; Vice President, Ameriprise Financial, Inc. and the Seligman Group of Investment Companies, 2008 to 2009

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

[ 23 ]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
Simms C. Browning, Lead Independent Director
L. Price Blackford
Donald G. Calder
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 24 ]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the “Committee”) meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee’s charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2013		2012
Audit fees	$111,670	(1)	$65,250	(1)
Audit-related fees	0		10,000	(2)
Tax fees	19,000	(3)	18,500	(3)
All other fees	0		0
Total fees	$130,670		$93,750

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to the Corporation’s 2012 Incentive Compensation Plan.
(3)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the non-audit and tax services provided by KPMG LLP for fiscal year 2013 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and C. Carter Walker, Jr.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

  We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
  We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
  We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
  We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
  We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

  We generally support stock option plans that are incentive based and not excessive.
  We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
  We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
  We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
  We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

  We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
  We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
  We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
  We generally support share repurchase programs.
  We generally support the general updating of or corrective amendments to corporate charters and by-laws.
  We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

  We generally support management’s proposals regarding the approval of independent auditors.
  We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

  We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
  We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. As of the date of this filing, Mr. Wilmot H. Kidd, President, and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Kidd has served in that capacity since 1973. Mr. O’Neill joined the Corporation in 2009, performing investment analysis, and was elected Vice President in 2011. Prior to joining the Corporation, Mr. O’Neill was Vice President and Senior Analyst at Sanford C. Bernstein & Co., LLC. Mr. Kidd and Mr. O’Neill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Kidd’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. All or a portion of their bonus may be paid in shares of stock of the Corporation. Their compensation is reviewed and approved by the Compensation and Nominating Committee of the Board of Directors, which is comprised of solely of independent directors, annually. Their compensation may be adjusted from year to year based on the Board of Directors perception of overall performance and their management responsibilities.

As of December 31, 2013, the value of both Mr. Kidd’s and Mr. O’Neill’s investment in Central Securities common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	83,195	$22.13	NA	NA
Month #2 (August 1 through August 31)	86,233	22.78	NA	NA
Month #3 (September 1 through September 30)	98,451	23.30	NA	NA
Month #4 (October 1 through October 31)	147,793	23.93	NA	NA
Month #5 (November 1 through November 30)	81,100	21.26	NA	NA
Month #6 (December 1 through December 31)	-	-	NA	NA
Total	496,772	$22.87	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 8, 2013.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 14, 2014

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 14, 2014

Date

By: /s/ Lawrence P. Vogel

Lawrence P. Vogel

Vice President & Treasurer

February 14, 2014

Date